Exhibit 99.1
[LETTERHEAD OF CITIZENS REPUBLIC BANCORP, INC.]
June 11, 2008
Citizens Republic Bancorp, Inc.
328 South Saginaw Street
Flint, Michigan 48502
Re:	Citizens Republic Bancorp, Inc. Registration Statement on Form S-3 (File No. 333-137490)
Dear Sirs:
          I am General Counsel and Secretary of Citizens Republic Bancorp, Inc., a Michigan corporation (the “Registrant”), and I have represented the Registrant in connection with the registration by the Registrant of (i) 22,890,114 shares of common stock, no par value, of the Registrant (the “Common Shares”) to be sold pursuant to an underwriting agreement dated June 5, 2008 (the “Common Underwriting Agreement”), and (ii) 2,768,791 shares of Contingent Convertible Perpetual Non-Cumulative Preferred Stock, Series A, no par value, of the Registrant (the “Preferred Shares”) to be sold pursuant to an underwriting agreement dated June 5, 2008 (the “Preferred Underwriting Agreement”), together with the shares of common stock, no par value, of the Registrant issuable upon conversion of the Preferred Shares (the “Conversion Shares,” and together with the Common Shares and the Preferred Shares, the “Shares”), covered by the Registration Statement on Form S-3 (File No. 333-137490), and all amendments thereto, as filed with the United States Securities and Exchange Commission (the “Commission”) by the Registrant on September 21, 2006 under the Securities Act of 1933, as amended (the “Act”) (the “Registration Statement”).
          I or members of my staff (a) have examined the originals or copies certified or otherwise identified to our satisfaction, of (i) the Registration Statement, (ii) the Prospectus Supplement, dated June 5, 2008 relating to the Common Shares, in the form filed with the Commission pursuant to Rule 424(b) under the Act, (iii) the Prospectus Supplement dated June 5, 2008 relating to the Preferred Shares and the Conversion Shares, in the form filed with the Commission pursuant to Rule 424(b) under the Act and (iv) such corporate records and documents relating to the Registrant, including resolutions of the Board of Directors of the Registrant and a duly authorized committee thereof authorizing the issuance, offering and sale of the Shares, and (b) have examined such forms of agreements and have made such other inquiries of law and fact as we have deemed necessary or relevant as the basis of my opinion hereinafter expressed.
          Based on the foregoing, and subject to the qualifications and limitations stated herein, I am of the opinion that:

1.	The Common Shares have been duly authorized and, when issued and delivered in accordance with the Common Underwriting Agreement, will be validly issued, fully paid and nonassessable.

2.	The Preferred Shares have been duly authorized and, when issued and delivered in accordance with the Preferred Underwriting Agreement, will be validly issued, fully paid and nonassessable.

3.	The Conversion Shares have been duly authorized and, when and if issued and delivered upon conversion of the Preferred Shares in accordance with the terms thereof, will be validly issued, fully paid and nonassessable.
          This opinion is given on the basis of the law and the facts existing as of the date hereof. My opinion is based on statutory laws and judicial decisions that are in effect on the date hereof, and I do not opine with respect to any law, regulation, rule or governmental policy which may be enacted or adopted after the date hereof.
          The foregoing opinions are limited to the laws of the State of Michigan, and I am expressing no opinion as to the effect of the laws of any other jurisdiction.
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          I hereby consent to the use of this opinion as an exhibit to the Registration Statement and to the use of my name under the heading “Legal Matters” in the Prospectuses without admitting that I am an “expert” within the meaning of the Act, or other rules and regulations of the Commission issued thereunder with respect to any part of the Registration Statement, including this exhibit.

Very truly yours,
/s/ Thomas W. Gallagher
Thomas W. Gallagher
General Counsel and Secretary

[Company Validity Opinion]